UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):
                        July 9, 2007

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

     New Jersey             1-3215           22-1024240
(State or Other Juris-   (Commission        (IRS Employer
diction of Incorporation) File Number)    Identification No.)


     One Johnson & Johnson Plaza, New Brunswick, New Jersey
                              08933
       (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:
                          732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425
     under the Securities Act  (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to
     Rule  14d-2(b)  under  the Exchange  Act  (17  CFR
     240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to
     Rule  13e-4(c)  under  the Exchange  Act  (17  CFR
     240.13e-4(c))


Item 8.01.  Other Events.

     On July 9, 2007, Johnson & Johnson (the "Company")
announced  that its Board of Directors has  approved  a
stock  repurchase program, authorizing the  Company  to
buy  back  up  to  $10 billion of the Company's  common
stock.   The Company issued a press release on July  9,
2007, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1  Press release dated July 9, 2007.




                           SIGNATURES

      Pursuant  to  the requirements of the  Securities
Exchange  Act of 1934, the registrant has  duly  caused
this  report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)


Date:    July  9,  2007       By:/s/ S. M. Rosenberg
                                     S. M. Rosenberg
                                     Secretary




                          EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated July 9, 2007.